UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2025

Farmers and Merchants Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-55756	81-3605835
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

4510 Lower Beckleysville Road, Suite H, Hampstead, MD	21074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 374-1510

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K that was filed by Farmers and Merchants Bancshares, Inc. (the “Company”) on May 2, 2025 in which it reported in Item 5.07 thereof the results of the votes on the two proposals submitted to stockholders at its 2025 annual meeting of stockholders (the “Original Report”). After filing the Original Report, the Company realized that the numbers of abstentions and broker non-votes cast with respect to Proposal 1 and the number of broker non-votes cast with respect Proposal 2 were inadvertently omitted from Item 5.07, and this Amendment is being filed to disclose such numbers. In addition, the Company inadvertently omitted Exhibit 104 (the cover page interactive data file) to the Original Report, so this Amendment also amends the Original Report to include Item 9.01 information.

Except as described above, this Amendment does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report. All information contained in the Original Report is subject to updating and supplementing as provided in the Company’s reports filed with the Securities and Exchange Commission subsequent to the date on which the Original Report was filed.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.07         Submission of Matters to a Vote of Security Holders.

(a) and (b)         Voting Results.

At the annual meeting of stockholders of Farmers and Merchants Bancshares, Inc. (the “Company”) held on April 29, 2025, the stockholders voted on the two proposals set forth below. These proposals were submitted to a vote through the solicitation of proxies. The results of the votes are set forth below.

Proposal 1 – Election of two nominees to serve on the Company’s Board of Directors until the earlier of (a) the 2029 annual meeting of stockholders and until their successors are duly elected and qualify, (b) the time that they are removed in accordance with the Company’s Amended and Restated Bylaws, as amended (the “Bylaws”), and (c) the time that they fail to qualify to serve as a director as provided in the Bylaws:

	For	Withheld	Abstain	Broker Non-Votes
Steven W. Eline	1,735,829	80,992	-	253,032
Bruce L. Schindler	1,718,457	98,364	-	253,032

Proposal 2 – Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for 2025:

For	Against	Abstain	Broker Non-Votes
2,069,050	-	803	-

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

The exhibits filed with this report are listed in the following Exhibit Index:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS AND MERCHANTS BANCSHARES, INC.

Dated: May 9, 2025	By:	/s/ Gary A. Harris
Gary A. Harris
President & CEO